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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------


         Date of Report (Date of earliest event reported): July 29, 2002

                           WOODWORKERS WAREHOUSE, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                                            04-3579658
-----------------------------                      -----------------------------
(State or other jurisdiction                             (I.R.S. Employer
    of incorporation)                                  Identification Number)




                            (Commission File Number)


                126 Oxford Street Lynn, Massachusetts 01901-1132
                ------------------------------------------------
               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (781) 853-0900


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Item 5: Other Events

On July 29, 2002, the Company named Rick Welker as its new chief financial officer, replacing Ronald Franklin. As of August 1, 2002, Mr. Franklin is no longer with the Company.

The Company's press release issued July 29, 2002 on the subject is filed herewith as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

Exhibit 99.1 Press Release dated July 29, 2002.

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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 13, 2002

                                                     WOODWORKERS WAREHOUSE, INC.

                                                     Registrant



                                                     By: /s/ Walter Spokowski
                                                        ---------------------
                                                        Walter Spokowski
                                                        Chief Executive Officer